Exhibit 99.1

TRANSDIGM ANNOUNCES REGULAR QUARTERLY CONFERENCE CALL

Richmond Hts., Ohio, January 13, 2004 — On Friday, December 19, 2003 TransDigm Inc. filed Form 10-K with the SEC for the year ended September 30, 2003.

TransDigm will hold a conference call on Wednesday, January 21st at 11:00 AM Eastern Standard Time to discuss its 2003 results. Individuals wishing to participate in the conference call should dial 800-915-4836. A replay will be available through Tuesday, January 27th, until 5:00 PM Eastern Standard Time. To access the replay dial 800-428-6051, the access code is 330604.

TransDigm is a leading supplier of proprietary, highly engineered power systems and airframe components servicing the aerospace industry. Major products include ignition systems and components, gear pumps, electromechanical controls, actuators, batteries/chargers, engineered connectors and latches and lavatory hardware.

Any questions please contact Eileen M. Fallon at TransDigm 216-289-4939.